UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2019

INDUSTRIAL SERVICES OF AMERICA, INC.

(Exact name of registrant as specified in its Charter)

Florida	0-20979	59-0712746
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7100 Grade Lane, Louisville, Kentucky	40213
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code:  (502) 366-3452

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01 Entry into a Material Definitive Agreement.

Bank of America, N.A. (“BofA”) Amendment

On March 1, 2019 (the “Closing Date”), Industrial Services of America, Inc. (the “Company”) and certain of its wholly-owned subsidiaries (collectively, the “Borrowers”) entered into the Amendment No. 1 to Loan and Security Agreement and Consent with BofA (the “First Amendment”), which amended certain terms of the Loan and Security Agreement dated as of November 9, 2018 between the Borrowers and BofA (as amended, the “BofA Loan Agreement”) (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed November 13, 2018).  The First Amendment memorialized BofA’s consent to (i) the Company making a one-time prepayment of principal on or about the Closing Date in an aggregate amount not to exceed $500,000.00 with respect to the Term Note dated as of February 29, 2016 executed by ISA in favor of K & R, LLC (“K&R”) in the original principal amount of $620,328.00 (the “K&R Note”) and the Term Note dated as of February 29, 2016 executed by ISA in favor of 7100 Grade Lane LLC (“7100 LLC”) in the original principal amount of $883,800.00 (the “7100 LLC Note”, and together with the K&R Note, the “Kletter Notes”) (filed as Exhibits 10.35 and 10.36 to the Company’s Annual Report on Form 10-K filed March 25, 2016) and (ii) the Company amending certain terms of the Kletter Notes.  In addition, the First Amendment amended the BofA Loan Agreement’s commitment termination date to be September 30, 2022 and released certain reserves previously required by BofA under the BofA Loan Agreement, among other things.

The foregoing descriptions of the First Amendment do not purport to be complete and are qualified in their entirety by reference to the First Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Kletter Notes Amendments

On the Closing Date, the Company entered into the First Amendment to Term Note with K&R (the “K&R Amendment”), which amended certain terms of the K&R Note.  On the Closing Date, the Company also entered into the First Amendment to Term Note with 7100 LLC (the “7100 LLC Amendment”, and together with the K&R Amendment, the “Kletter Notes Amendments”), which amended certain terms of the 7100 LLC Note.  The Kletter Notes Amendments increased the interest rate of the Kletter Notes from 5.00% to 7.00% and extended the maturity date of the Kletter Notes from December 31, 2020 to December 31, 2022, among other things.  In addition, the K&R Amendment stated that the Company would make a prepayment of the outstanding principal balance owing under the K&R Note in the amount of $500,000.00 as a condition to such amendment’s effectiveness.

In addition, until paid in full, the Kletter Notes are subject to certain Intercreditor and Subordination Agreements dated as of the Closing Date, each between the Company, the respective note holder, and BofA (collectively, the “Subordination Agreements”).  Pursuant to the Subordination Agreements, all present and future indebtedness of the Borrowers and certain guarantors of the loan evidenced by the BofA Loan Agreement (the “Debtors”) to K&R and 7100 LLC is subordinate to all present and future indebtedness of the Debtors to BofA.

The Company is involved in various transactions with K&R and 7100 LLC, which are wholly-owned by Kletter Holding LLC, the sole member of which was Harry Kletter, the Company’s founder and former Chief Executive Officer.  After Mr. Kletter’s passing in January 2014, Orson Oliver assumed the roles of executor of Mr. Kletter’s estate and President of Kletter Holding LLC.  Mr. Oliver was the Company’s Chairman of the Board and Interim Chief Executive Officer from 2014 until his resignation on March 26, 2018.  Mr. Oliver continues to be a member of the Company’s Board of Directors.  As of December 31, 2018, Mr. Kletter’s estate, K&R and the Harry Kletter Family Limited Partnership, collectively, beneficially own in excess of 20% of the Company's issued and outstanding shares.

The foregoing descriptions of the Kletter Notes Amendments and the Subordination Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the Kletter Notes Amendments and the Subordination Agreements, copies of which are filed as Exhibits 10.2, 10.3, 10.4 and 10.5 to this Current Report on Form 8-K and are incorporated herein by reference.

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ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS.

(d)        Exhibits

Exhibit No.	Description

10.1	Amendment No. 1 to Loan and Security Agreement and Consent dated as of March 1, 2019 between the Company and certain of its wholly-owned subsidiaries and Bank of America, N.A.

10.2	First Amendment to Term Note dated as of March 1, 2019 between the Company and K & R, LLC.

10.3	First Amendment to Term Note dated as of March 1, 2019 between the Company and 7100 Grade Lane LLC.

10.4	Intercreditor and Subordination Agreement dated as of March 1, 2019 between the Company and certain of its wholly-owned subsidiaries, Bank of America, N.A. and K & R, LLC.

10.5	Intercreditor and Subordination Agreement dated as of March 1, 2019 between the Company and certain of its wholly-owned subsidiaries, Bank of America, N.A. and 7100 Grade Lane LLC.

99.1	Press release dated March 6, 2019.

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SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTRIAL SERVICES OF AMERICA, INC.

Date:	March 6, 2019	By:	/s/ Todd Phillips
Todd L. Phillips
President, Chief Executive Officer and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Amendment No. 1 to Loan and Security Agreement and Consent dated as of March 1, 2019 between the Company and certain of its wholly-owned subsidiaries and Bank of America, N.A.

10.2	First Amendment to Term Note dated as of March 1, 2019 between the Company and K & R, LLC.

10.3	First Amendment to Term Note dated as of March 1, 2019 between the Company and 7100 Grade Lane LLC.

10.4	Intercreditor and Subordination Agreement dated as of March 1, 2019 between the Company and certain of its wholly-owned subsidiaries, Bank of America, N.A. and K & R, LLC.

10.5	Intercreditor and Subordination Agreement dated as of March 1, 2019 between the Company and certain of its wholly-owned subsidiaries, Bank of America, N.A. and 7100 Grade Lane LLC.

99.1	Press release dated March 6, 2019.

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